UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2018

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders (the "Annual General Meeting") of Invesco Ltd. (the "Company") was held on May 10, 2018.  Proxies for the Annual General Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Directors' solicitations. At this meeting, the shareholders were requested to: (1) elect nine members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2018 and (4) consider a shareholder proposal regarding the elimination of voting standards greater than a majority cast in the Company's charter and bye-laws, all of which were described in the proxy statement. The following actions were taken by the Company's shareholders with respect to each of the foregoing items:

1.   Election of a Board of Directors. All the nominees for director were elected. With respect to each nominee, the total number of broker non-votes was 41,457,527. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast "For"	Votes Cast "Against"	Abstentions
Sarah E. Beshar	301,205,515	6,516,443	158,622
Joseph R. Canion	289,568,326	18,145,893	166,361
Martin L. Flanagan	306,752,370	960,422	167,788
C. Robert Henrikson	300,427,035	7,282,204	171,341
Ben F. Johnson III	300,915,291	6,790,608	174,681
Denis Kessler	258,860,343	48,842,854	177,383
Sir Nigel Sheinwald	301,078,295	6,630,729	171,556
G. Richard Wagoner, Jr.	297,234,556	10,481,065	164,959
Phoebe A. Wood	293,245,550	14,470,687	164,343

2.   Advisory vote on executive compensation.  Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. The total number of broker non-votes was 41,457,527. The table below sets forth the voting results.

Votes Cast "For"	Votes Cast "Against"	Abstentions
191,140,786	116,417,507	322,287

3.   Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. The proposal was approved by the stockholders, and the voting results were as follows. There were no broker non-votes.

Votes Cast "For"	Votes Cast "Against"	Abstentions
340,823,872	8,093,617	420,618

4.   Shareholder proposal regarding the elimination of voting standards greater than a majority cast in the Company's charter and bye-laws.  The proposal was approved by shareholders. The total number of broker non-votes was 41,457,527. The table below sets forth the voting results.

Votes Cast "For"	Votes Cast "Against"	Abstentions
243,123,646	57,566,743	7,190,191

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:  /s/ Robert H. Rigsby
       Robert H. Rigsby
       Managing Director – Corporate Legal and
       Assistant Secretary

Date: May 11, 2018